EXHIBIT 1


                                  $400,000,000

                     SOUTHERN COMPANY CAPITAL FUNDING, INC.


                Series A 5.30% Senior Notes due February 1, 2007


                             UNDERWRITING AGREEMENT



                                                          January 29, 2002



Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

Ladies and Gentlemen:

                  Southern Company Capital Funding, Inc., a Delaware corporation ("SoCo Capital"), and The Southern Company, a Delaware corporation (the "Company" and, together with SoCo Capital, the "Offerors"), confirm their agreement (the "Agreement") with you and each of the other Underwriters named in
Schedule I hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom you are acting as representative (in such capacity, you shall hereinafter be referred to as the "Representative"), with respect to the sale by SoCo Capital and the purchase by the Underwriters, acting severally and not jointly, of the respective principal amount of Series A 5.30% Senior Notes due February 1, 2007 of SoCo Capital (the "Notes") set forth in Schedule I. The Notes will be guaranteed by the Company with respect to interest and principal, including payments on acceleration, redemption and otherwise (the "Notes Guarantee") pursuant to the terms of the Indenture (hereinafter defined). The Notes and the related Notes Guarantee are referred to herein as the "Securities."

                  The Offerors understand that the Underwriters propose to make a public offering of the Notes as soon as the Representative deems advisable after this Agreement has been executed and delivered.

                  The Notes will be issued pursuant to an Indenture, dated as of February 1, 2002 (the "Base Indenture"), among SoCo Capital, the Company and The Bank of New York, as trustee (the "Trustee"), and a first supplemental indenture to the Base Indenture, dated as of February 1, 2002 (the "Supplemental Indenture," and together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), among SoCo Capital, the Company and the Trustee.

                  Section 1.        REPRESENTATIONS AND WARRANTIES.
                                    ------------------------------

                  The Offerors jointly and severally represent and warrant to each Underwriter as follows:

                  (a)  A  registration   statement  on  Form  S-3  (File  Nos.
333-65178, 333-65178-01, 333-65178-02 and 333-65178-03), in
respect of the Notes, the Notes Guarantee and certain other securities ("Registered Securities") has been prepared and filed in accordance with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), with the Securities and Exchange Commission (the "Commission"); such registration statement, as amended, and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Underwriters, has been declared effective by the Commission in such form (except that copies of the registration statement, as amended, and any post-effective amendment delivered to the Underwriters need not include exhibits but shall include all documents incorporated by reference therein); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the best knowledge of the Company, threatened by the Commission (any preliminary prospectus, as supplemented by a preliminary prospectus supplement, included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities
Act, being hereinafter called a "Preliminary Prospectus"); such registration statement, as it became effective, including the exhibits thereto and all documents incorporated by reference therein pursuant to Item 12 of Form S-3 at the time such registration statement became effective, being hereinafter called the "Registration Statement"; the prospectus relating to the Registered Securities, in the form in which it was included in the Registration Statement at the time it became effective, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), and incorporated by reference in such Preliminary
Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; the Prospectus, as supplemented by a preliminary prospectus supplement dated January
28, 2002 relating to the Notes, including any documents incorporated by reference therein as of such date, being herein called the "Preliminary Supplemented Prospectus"; and the Prospectus as amended or supplemented in final form by a prospectus supplement relating to any of the Registered
Securities in the form in which it is filed with the Commission, pursuant to Rule 424(b) under the Securities Act in accordance with Section 3(g) hereof, including any documents incorporated by reference therein as of the date of such filing, being hereinafter called the "Final Supplemented Prospectus".

                  (b)  The   documents   incorporated   by  reference  in  the
Registration Statement or Prospectus, when they were filed with the Commission, complied in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder, and as of such time of filing, when read together with the Prospectus, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will comply in all material respects with the applicable provisions of the Exchange
Act and the rules and regulations of the Commission thereunder and, when read together with the Prospectus as it otherwise may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that neither SoCo Capital nor the Company makes any warranty or representation to any Underwriter with respect to: (A) any statements or omissions made in reliance upon and in conformity with information furnished in writing to SoCo
Capital or the Company by an Underwriter through you expressly for use in the Preliminary Supplemented Prospectus or the Final
Supplemented Prospectus; or (B) any information set forth in the Preliminary Supplemented Prospectus or the Final Supplemented
Prospectus under the caption "Description of the Series A Senior
Notes - Book Entry Only Issuance -- The Depository Trust
Company."

                  (c) The Registration Statement, the Prospectus, and to the extent not used to confirm sales of the Notes, the Preliminary
Supplemented Prospectus, and the Final Supplemented Prospectus comply, in all material respects, in form and substance, with the applicable provisions of the Securities Act, the Exchange Act, the Trust Indenture Act of 1939, as amended (the "TIA") and the rules and regulations of the Commission thereunder and neither the Registration Statement, the Prospectus, the Preliminary
Supplemented Prospectus, nor the Final Supplemented Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that neither the Company nor SoCo Capital makes any warranties or representations with respect to (A) that part of the Registration
Statement which shall constitute the Statements of Eligibility
(Form T-1) (collectively, the "Form T-1") under the TIA, (B) statements or omissions made in the Registration Statement, the Preliminary Supplemented Prospectus or the Final Supplemented
Prospectus in reliance upon and in conformity with information furnished in writing to SoCo Capital or the Company by an Underwriter expressly for use therein or (C) any information set forth in the Preliminary Supplemented Prospectus or the Final
Supplemented Prospectus under the caption "Description of the Series A Senior Notes - Book-Entry Only Issuance -- The
Depository Trust Company".

                  (d)  With  respect  to  the  Registration Statement,   the
conditions for use of Form S-3, as set forth in the General
Instructions thereof, have been satisfied.

                  (e) Since the respective dates as of which information is given in the Registration Statement and the Final Supplemented
Prospectus, except as otherwise stated therein, there has been no material adverse change in the business, properties or financial condition of the Company.

                  (f) Since the respective dates as of which information is given in the Registration Statement and the Final Supplemented
Prospectus, except as otherwise stated therein, there has not been any material adverse change or, to the best of the Company's knowledge, any development involving a prospective material adverse change in or affecting the business, properties or financial condition of SoCo Capital (it being understood that any such change involving only the Company shall not constitute such a change with respect to SoCo Capital).

                  (g) The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware, and has due corporate authority to conduct the business in which it is engaged and to own and operate the properties used by it in such business, to enter into and perform its obligations under this Agreement and the Indenture and to issue and deliver the Notes Guarantee.

                  (h) SoCo Capital has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware and has due corporate authority to conduct its business, as described in the Registration Statement and the Prospectus, to enter into and perform its obligations under this Agreement and the Indenture and to issue the Notes.

                  (i) This Agreement has been duly authorized, executed and delivered by each of the Offerors.

                  (j) The Indenture has been duly authorized by SoCo Capital and the Company and, on the Closing Date, will have been duly executed and delivered by SoCo Capital and the Company, and, assuming due authorization, execution and delivery of the Indenture by the Trustee, the Indenture will, on the Closing
Date, constitute a valid and binding obligation of each of SoCo
Capital and the Company, enforceable against each in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, receivership, liquidation, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights generally or (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the
"Enforceability Exceptions"); the Indenture will conform in all material respects to all statements relating thereto contained in the Final Supplemented Prospectus; and on the Closing Date, the Indenture will have been duly qualified under the TIA.

                  (k) The issuance and delivery of the Notes have been duly authorized by SoCo Capital and, on the Closing Date, the Notes will have been duly executed by SoCo Capital and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Final
Supplemented Prospectus, will constitute valid and legally binding obligations of SoCo Capital, enforceable against SoCo
Capital in accordance with their terms, except to the extent that enforcement thereof may be limited by the Enforceability
Exceptions, will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to all statements relating thereto in the Final
Supplemented Prospectus.

                  (l) The Notes Guarantee has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and assuming due authorization, execution and delivery of the Indenture by the Trustee, the Notes
Guarantee will, on the Closing Date, constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent enforcement thereof may be limited by the Enforceability
Exceptions.

                  (m) Neither the Company nor SoCo Capital is and, after giving effect to the offering and sale of the Notes, will be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

                  (n) The execution, delivery and performance by the Offerors of this Agreement and the Indenture, by the Company of the Notes
Guarantee and by SoCo Capital of the Notes and the consummation by the Offerors of the transactions contemplated herein and therein and compliance by the Offerors with their respective obligations hereunder and thereunder shall have been duly authorized by all necessary action (corporate or otherwise) on the part of the Offerors and do not and will not result in any violation of the charter or bylaws of the Company or SoCo Capital and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of SoCo Capital or the Company under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which SoCo Capital or the Company is a party or by which either of them may be bound or to which any of their properties may be subject
(except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to SoCo
Capital or the Company or materially adverse to the transactions contemplated by this Agreement), or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over SoCo Capital or the Company, or any of their respective properties.

                  (o) No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale of the Notes or the offering of the Notes or the transactions contemplated in this Agreement, except (A) such as may be required under the Securities Act or the rules and regulations thereunder; (B) such as may be required under the Public Utility Holding Company Act of 1935, as amended; (C) the qualification of the Indenture under the TIA; and (D) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws.

                  Section  2.  SALE AND  DELIVERY  TO  UNDERWRITERS;  CLOSING.
                               ------------------------------------------

                  (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, SoCo Capital agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from SoCo Capital, the principal amount of Notes set forth in Schedule I to this Agreement opposite the name of such Underwriter, plus any additional amount of Notes that such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, at a price equal to 99.235% of the principal amount thereof.

                  (b) Payment of the purchase price for, and delivery of certificates for, the Notes shall be made at the offices of
Troutman Sanders, LLP, 600 Peachtree Street, N.E., Atlanta,
Georgia at 10:00 A.M., New York time, on February 1, 2002 (unless postponed in accordance with the provisions of Section 10) or such other time, place or date as shall be agreed upon by the Representative, SoCo Capital and the Company (such time and date of payment and delivery being herein called the "Closing Date").
Payment shall be made to SoCo Capital, by wire transfer in federal funds at the Closing Date, against delivery to the Representative for the respective accounts of the Underwriters of certificates for the Notes to be purchased by them. The delivery of the Notes shall be made in fully registered form, registered in the name of CEDE & CO., to the offices of The Depository Trust
Company in New York, New York or its designee, and the Representative shall accept such delivery. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Notes which it has agreed to purchase. The Representative, individually and not as Representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Notes to be purchased by any Underwriter whose funds have not been received by the Closing Date, but such payment shall not relieve such Underwriter from its obligations hereunder.

                  (c) The certificate(s) for the Notes will be made available for examination and packaging by the Representative not later than 12:00 Noon, New York time, on the last business day prior to the Closing Date.

                  Section 3. COVENANTS OF THE OFFERORS.
                           -------------------------

                  Each of the Offerors jointly and severally covenants with each Underwriter as follows:

                    (a) The Offerors, on or prior to the Closing Date, will deliver to the Underwriters conformed copies of the Registration
Statement as originally filed
and of all amendments thereto, heretofore or hereafter made, including any post-effective amendment (in each case including all exhibits filed therewith, and including unsigned copies of each consent and certificate included therein or filed as an exhibit thereto, except exhibits incorporated by reference, unless specifically requested). As soon as the Company is advised thereof, it will advise the Representative orally of the issuance of any stop order under the Securities Act with respect to the Registration Statement, or the institution of any proceedings therefor, of which the Company shall have received notice, and will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof, if issued. The Offerors will deliver to the Underwriters sufficient conformed copies of the Registration Statement, the Prospectus and the Final Supplemented Prospectus and of all supplements and amendments thereto (in each case without exhibits) for distribution to each Underwriter and, from time to time, as many copies of the Prospectus and the Final Supplemented Prospectus as the Underwriters may reasonably request for the purposes contemplated by the Securities Act or the Exchange Act.

                  (b) The Offerors will furnish the  Underwriters  with copies
               of  each  amendment  and  supplement  to  the   Prospectus,   the
Preliminary Supplemented Prospectus and the Final Supplemented
Prospectus relating to the offering of the Notes in such quantities as the Underwriters may from time to time reasonably request. If, during the period (not exceeding nine months) when the delivery of a prospectus shall be required by law in connection with the sale of any Notes by an Underwriter or dealer, any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Representative, shall occur, which in the opinion of the Company or of Underwriters' counsel should be set forth in a supplement to or an amendment of the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus in order to make the Preliminary Supplemented Prospectus or the Final Supplemented
Prospectus not misleading in the light of the circumstances when it is delivered, or if for any other reason it shall be necessary during such period to amend or supplement the Preliminary
Supplemented Prospectus or the Final Supplemented Prospectus or to file under the Exchange Act any document incorporated by reference in the Preliminary Supplemented Prospectus or the Final
Supplemented Prospectus in order to comply with the Securities
Act or the Exchange Act, the Company forthwith will (i) notify the Underwriters to suspend solicitation of purchases of the Notes and (ii) at its expense, make any such filing or prepare and furnish to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Preliminary Supplemented Prospectus or the Final Supplemented
Prospectus which will supplement or amend the Preliminary
Supplemented Prospectus or the Final Supplemented Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus is delivered, not misleading or which will effect any other necessary compliance. In case any Underwriter is required to deliver a prospectus in connection with the sale of any Notes after the expiration of the period specified in the preceding sentence, the Company, upon the request of such Underwriter, will furnish to such Underwriter, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended prospectus, or supplements or amendments to the Final Supplemented Prospectus, complying with Section
10(a) of the Securities Act. During the period specified in the second sentence of this subsection, the Company will continue to prepare and file with the Commission on a timely basis all documents or amendments required under the Exchange Act and the rules and regulations thereunder; provided, that the Company shall not file such documents or amendments without also furnishing copies thereof prior to such filing to the Representative and Dewey Ballantine LLP.

                  (c) The Offerors will endeavor, in cooperation with the Underwriters, to qualify the Notes and, to the extent required or advisable, the Notes Guarantee, for offering and sale under the applicable securities laws of such states and the other jurisdictions of the United States as the Representative may designate; provided, however, that neither of the Offerors shall be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a consent to service of process or to file annual reports or to comply with any other requirements in connection with such qualification deemed by the Company to be unduly burdensome.

                  (d) The Company will make generally available to its security holders as soon as practicable but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the rules and regulations under the Securities
Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158) of the Registration
Statement.

                  (e) During a period of 15 days from the date of this Agreement, neither SoCo Capital nor the Company will, without the Representative's prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Notes, any security convertible into or exchangeable into or exercisable for the Notes or any debt securities substantially similar to the Notes (except for the Notes issued pursuant to this Agreement and the Series B Floating
Rate Senior Notes due February 1, 2004).

                  (f) As soon as practicable after the date of this Agreement, and in any event within the time prescribed by Rule 424 under the Securities Act, the Company will file the Final Supplemented
Prospectus with the Commission and will advise the Representative of such filing and will confirm such advice in writing.

                  Section 4. PAYMENT OF EXPENSES.
                             -------------------

                  The Company will pay all expenses incident to the performance of each Offeror's obligations under this Agreement, including, but not limited to, the expenses of (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificate(s) for the Notes to the Underwriters, (iii) the fees and disbursements of the Company's and SoCo Capital's counsel and accountants, (iv) the qualification of the Notes and, to the extent required or advisable, the Notes Guarantee, under securities laws in accordance with the provisions of Section 3(c) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any blue sky survey (such fees and disbursements of counsel shall not exceed $3,500), (v) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto and of the Preliminary Supplemented Prospectus and the Final Supplemented Prospectus and any amendments or supplements thereto,
(vi) the printing and delivery to the Underwriters of copies of any blue sky survey, (vii) the fee of the National Association of Securities Dealers, Inc. in connection with its review of the offering contemplated by this Agreement, if applicable, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Notes, (ix) any fees payable in connection with the rating of the Notes, (x) the cost and charges of any transfer agent or registrar and (xi) the cost of qualifying the Notes with the Depository Trust Company.

                  Except as otherwise provided in Section 9 hereof, the Underwriters shall pay all other expenses incurred by them in connection with their offering of the Notes, including fees and disbursements of their counsel, Dewey Ballantine LLP.

                  Section  5.   CONDITIONS OF  UNDERWRITERS' OBLIGATIONS.
                                ---------------------------------------

                  The obligations of the Underwriters to purchase and pay for the Notes are subject to the following conditions:

                  (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date and no proceedings for that purpose shall be pending before, or to the knowledge of the Company threatened by, the Commission on such date. If filing of the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus, or any supplement thereto, is required pursuant to Rule 424, the Preliminary Supplemented
Prospectus or the Final Supplemented Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424.

                  (b) Orders of the Commission permitting the transactions contemplated hereby substantially in accordance with the terms and conditions hereof shall be in full force and effect and shall contain no provision unacceptable to the Underwriters or the Company (but all provisions of such order or orders heretofore entered, copies of which have heretofore been delivered to the Representative, are deemed acceptable to the Underwriters and the Company and all provisions of such order or orders hereafter entered shall be deemed acceptable to the Underwriters and the Company unless within 24 hours after receiving a copy of any such order any party to this Agreement shall give notice to the other parties to the effect that such order contains an unacceptable provision).

                  (c) On the Closing Dat the Representative shall have received:

                      (1) The opinion, dated the Closing Date, of Troutman
              Sanders LLP, counsel for the Company, substantially in the form attached hereto as Schedule II.

                    (2) The opinion, dated the Closing Date, of Pillsbury Winthrop LLP, counsel to the Trustee, substantially in the form attached hereto as Schedule III.

                    (3) The favorable opinion, dated as of the Closing Date, of Dewey Ballantine LLP, counsel for the Underwriters, substantially in the form attached hereto as Schedule IV.

                    (4) At the Closing Date, there shall not have been, since the respective dates as of which information is given
              in   the   Registration   Statement   and   the   Final
              Supplemented Prospectus, any material adverse change in
              the business,  properties or financial condition of the
              Offerors, whether or not arising in the ordinary course
              of business, and the Representative shall have received
              a  certificate  of  the  Chairman  of  the  Board,  the
              President or any Vice President of the Company and SoCo
              Capital,  and  dated  as of the  Closing  Date,  to the
              effect that (i) there has been no such material adverse
              change,  (ii) the  representations  and  warranties  in
              Section  1 hereof  are true and  correct  with the same
              force and effect as though  expressly made at and as of
              the Closing Date, (iii) the Offerors have complied with
              all  agreements  and satisfied all  conditions on their
              respective  parts to be  performed  or  satisfied on or
              prior  to the  Closing  Date,  and  (iv) no stop  order
              suspending  the   effectiveness   of  the  Registration
              Statement has been issued and no proceedings for that purpose have been initiated or, to the knowledge of the Company, threatened by the Commission.

                    (5)  On the  Closing  Date,  the  Representative  shall have received  from Arthur  Andersen  LLP a letter dated the
              Closing  Date  to  the  effect   that:   (A)  they  are
              independent  public  accountants  with  respect  to the
              Company  within the meaning of the  Securities  Act and
              the rules and regulations under the Securities Act; (B)
              in their opinion,  the financial  statements audited by
              them  and   incorporated  by  reference  in  the  Final
              Supplemented  Prospectus  comply  as  to  form  in  all
              material   respects  with  the  applicable   accounting
              requirements of the Exchange Act and the rules and regulations under the Exchange Act; and (C) on the basis of certain limited procedures performed through a
              specified  date not more than five  business days prior
              to the date of such  letter,  namely  (i)  reading  the
              minute  books  of  the  Company;  (ii)  performing  the
              procedures  specified  by  the  American  Institute  of
              Certified Public Accountants  ("AICPA") for a review of
              interim financial information as described in Statement
              on  Auditing   Standards  No.  71,  "Interim  Financial
              Information", on the unaudited financial statements, if
              any,   of  the  Company   incorporated   in  the  Final
              Supplemented  Prospectus  and of the  latest  available
              unaudited financial  statements of the Company, if any,
              for any  calendar  quarter  subsequent  to the  date of
              those    incorporated   in   the   Final   Supplemented
              Prospectus;  and  (iii)  making  inquiries  of  certain
              officials  of the Company who have  responsibility  for
              financial  and   accounting   matters   regarding  such
              unaudited   financial   statements   or  any  specified
              unaudited   amounts   derived   therefrom   (it   being
              understood   that  the  foregoing   procedures  do  not
              constitute  an  audit   performed  in  accordance  with
              generally  accepted  auditing  standards and they would
              not  necessarily  reveal matters of  significance  with
             respect  to the  comments  made  in  such  letter,  and
             accordingly   that   Arthur   Andersen   LLP   make  no
             representations   as  to  the   sufficiency   of   such
             procedures  for the  Underwriters'  purposes),  nothing
             came to their  attention  that  caused  them to believe
             that: (1) any material  modifications should be made to
             the unaudited condensed financial statements, if any, incorporated in the Final Supplemented Prospectus, for them  to  be  in  conformity  with  generally  accepted
             accounting  principles;  (2) such  unaudited  condensed
             financial  statements  do not  comply as to form in all
             material   respects  with  the  applicable   accounting
             requirements  of the Exchange Act as it applies to Form
             10-Q and the related  published  rules and  regulations
             thereunder;  (3) the  unaudited  amounts  of  Operating
             Revenues,  Earnings From Continuing  Operations  Before
             Interest and Income  Taxes,  Earnings  From  Continuing
             Operations   Before  Cumulative  Effect  of  Accounting
             Change and  Consolidated  Net Income and the  unaudited
             Ratios of  Earnings to Fixed  Charges  and  Earnings to
             Fixed  Charges  Plus  Preferred  Dividend  Requirements
             (Pre-Income   Tax   Basis)   set  forth  in  the  Final
             Supplemented  Prospectus  do not agree with the amounts
             set forth in or derived  from the  unaudited  financial
             statements  for the same period or were not  determined
             on a basis substantially consistent with that of the corresponding audited amounts or ratios included or incorporated by reference in Registration Statement;
             (4) as of a specified  date not more than five business
             days  prior to the  date of  delivery  of such  letter,
             there  has  been any  change  in the  capital  stock or
             long-term  debt of the  Company or any  decrease in net
             assets as  compared  with  amounts  shown in the latest
             audited   balance  sheet   incorporated  in  the  Final
             Supplemented  Prospectus,   except  in  each  case  for
             changes or decreases  which (i) the Final  Supplemented
             Prospectus  discloses have occurred or may occur,  (ii)
             are occasioned by the  declaration of dividends,  (iii)
             are occasioned by draw-downs  under existing  pollution
             control financing arrangements,  (iv) are occasioned by
             draw-downs   and   regularly   scheduled   payments  of
             capitalized  lease  obligations,  (v) are occasioned by
             the purchase or redemption of debt  securities or stock
             to satisfy mandatory or optional redemption  provisions
             relating thereto, or (vi) are disclosed in such letter,
             and  except  for  any  change  in  long-term  debt of a
             subsidiary   of  the  Company  which  does  not  exceed
             $20,000,000,  unless the  aggregate of all such changes
             exceeds $200,000,000, in which case this exception does
             not apply;  and (5) the unaudited  amounts of Operating
             Revenues,  Earnings From Continuing  Operations  Before
             Interest and Income  Taxes,  Earnings  From  Continuing
             Operations   Before  Cumulative  Effect  of  Accounting
             Change and  Consolidated  Net Income and the  unaudited
             Ratios of  Earnings to Fixed  Charges  and  Earnings to
             Fixed  Charges  Plus  Preferred  Dividend  Requirements
             (Pre-Income   Tax  Basis)  for  any  calendar   quarter
             subsequent to those set forth in (3) above, which if available shall be set forth in such letter, do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period or were not determined on a basis substantially consistent with that of the corresponding audited amounts or ratios included or incorporated by reference in the Final Supplemented Prospectus.

                    (6) On the Closing Date,  Dewey  Ballantine LLP, counsel for the Underwriters, shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Notes as herein contemplated and related proceedings, or in order to
               evidence   the  accuracy  of  any  of  the   representations  or
               warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Offerors, in connection with the issuance and sale of the Notes as herein contemplated shall be satisfactory in form and substance to the
               Representative   and  Dewey   Ballantine  LLP,  counsel  for the
               Underwriters.

                    (7) That no  amendment  or  supplement  to the  Registration
               Statement, the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus filed subsequent to the date of this Agreement (including any filing made by the Company pursuant to Section 13 or 14 of the Exchange Act) shall be unsatisfactory in form to Dewey Ballantine LLP or shall contain information (other than with respect to an amendment or supplement relating solely to the activity of any Underwriter or Underwriters) which, in the reasonable judgment of the Representative, shall materially impair the marketability of the Notes.

                    (8) The  Offerors  shall  have  performed  their  respective obligations when and as provided under this Agreement.

                  If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Offerors at any time prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Sections 4, 7 and 9(b) hereof.

                    Section 6.  CONDITIONS OF THE  OBLIGATIONS  OF THE OFFERORS.
                                --------------------------------------------

                  The obligations of the Offerors shall be subject to the conditions set forth in the first sentence of Section 5(a) and in Section 5(b). In case such conditions shall not have been fulfilled, this Agreement may be terminated by the Company by mailing or delivering written notice thereof to the Underwriters. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 4, 7 and 9(b) hereof.

                    Section 7. INDEMNIFICATION.
                               ---------------

                    (a) The Offerors jointly and severally agree to indemnify and hold harmless each of the Underwriters and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, Exchange Act or otherwise, and to reimburse the Underwriters and such controlling person or persons, if any, for any legal or other expenses incurred by them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the
Prospectus, the

Preliminary Supplemented Prospectus or the Final Supplemented Prospectus, if the Offerors shall furnish to the Underwriters any amendments or any supplements thereto, or shall make any filings pursuant to Section 13 or 14 of the Exchange Act which are incorporated therein by reference, in the Registration Statement, the Preliminary Prospectus, the Prospectus, the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus as so amended or supplemented, or arise out of or are based upon any omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission which was made in such Registration Statement, Preliminary Prospectus, Prospectus, the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by, or through the Representative on behalf of, any Underwriter for use therein and except that this indemnity with respect to the Preliminary Prospectus, the Prospectus, the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus, if the Offerors shall have furnished any amendment or supplement thereto, shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) on account of any losses, claims, damages, liabilities or actions arising from the sale of the Notes to any person if a copy of the Preliminary Prospectus, the Prospectus, the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus (exclusive of documents incorporated therein by reference), as the same may then be amended or supplemented, shall not have been sent or given by or on behalf of such Underwriter to such person with or prior to the written confirmation of the sale involved and the untrue statement or alleged untrue statement or omission or alleged omission was corrected in the Preliminary Prospectus, the Prospectus, the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus as supplemented or amended at the time of such confirmation. Each Underwriter agrees, within ten days after the receipt by it of notice of the commencement of any action in respect of which indemnity may be sought by it, or by any person controlling it, from the Offerors on account of its agreement contained in this
Section 7, to notify the Offerors in writing of the commencement thereof but the omission of such Underwriter so to notify the Offerors of any such action shall not release the Offerors from any liability which it may have to such Underwriter or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 7. In case any such action shall be brought against the Underwriters or any such person controlling such Underwriters and such Underwriter shall notify the Offerors of the commencement thereof as above provided, the Offerors shall be entitled to participate in (and, to the extent that they shall wish, including the selection of counsel, to direct) the defense thereof, at their own expense. In case the Offerors elect to direct such defense and select such counsel, any Underwriter or controlling person shall have the right to employ its own counsel, but, in any such case, the fees and expenses of such counsel shall be at the expense of such Underwriter or controlling person unless the employment of such counsel has been authorized in writing by the Offerors in connection with defending such action. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and
(ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. In no event shall any indemnifying party have any liability or responsibility in respect of the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim effected without its prior written consent.

     (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, SoCo Capital, their directors and such of their officers who have signed the Registration Statement, and each other Underwriter and each person, if any, who controls the Offerors or any such other Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act to the same extent and upon the same terms as the indemnity agreement of the Offerors set forth in Section 7(a) hereof, but only with respect to alleged untrue statements or omissions made in the Registration
Statement,   the  Preliminary  Prospectus,  the  Prospectus,   the  Preliminary
Supplemented Prospectus or the Final Supplemented Prospectus, or such documents as amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Offerors by, or through the Representative on behalf of, such Underwriter for use therein.

     Section 8. REPRESENTATIONS,  WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.
               --------------------------------------------------------------

                  All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Offerors submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by, or on behalf of the Offerors and shall survive delivery of the Notes to the Underwriters.

     Section 9. TERMINATION OF AGREEMENT.
                ------------------------

     (a) The Representative may terminate this Agreement, by notice to the Offerors, at any time at or prior to the Closing Date if (i) trading in securities on the New York Stock Exchange shall have been generally suspended,
(ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the Commission or by the New York Stock Exchange, (iii) a general banking moratorium shall have been declared by federal or New York State authorities, (iv) there shall have occurred any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity or emergency affecting the United States, in any such case provided for in clauses (i) through (iv) with the result that, in the reasonable judgement of the Representative, the marketability of the Notes shall have been materially impaired.

     (b) If this Agreement shall be terminated by the Underwriters pursuant to subsection (a) above or because of any failure or refusal on the part of the Offerors to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Offerors shall be unable to perform their obligations under this Agreement, then in any such case, the Company will reimburse the Underwriters, severally, for the reasonable fees and disbursements of Dewey Ballantine LLP and for the out of pocket expenses (in an amount not exceeding a total of $10,000) reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Notes and, upon such reimbursement, the Offerors shall be absolved from any further liability hereunder, except as provided in Sections 4 and 7.

     Section 10.  DEFAULT  BY ONE  OR MORE OF THE UNDERWRITERS.
                   ------------------------------------------

                  If one or more of the Underwriters shall fail on the Closing Date to purchase the Notes that it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

     (a) if the number of Defaulted Securities does not exceed 10% of the Notes, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b) if the number of Defaulted Securities exceeds 10% of the Notes, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement, either the Representative or the Offerors shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Final Supplemental Prospectus or in any other documents or arrangements.

     Section 11. NOTICES.

     All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Don Hansen, Registration; notices to the Offerors shall be directed to the Company or SoCo Capital c/o: Southern Company Services, Inc., 270 Peachtree Street N.W., Atlanta, Georgia 30303, Attention: Christopher J. Kysar.

     Section 12. PARTIES.

                  This Agreement shall inure to the benefit of and be binding upon the Underwriters, SoCo Capital, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, SoCo Capital and the Company and their respective successors and the controlling persons and officers and directors referred to in Section 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, SoCo Capital and the Company and their respective successors, and said controlling persons and officers, directors and trustees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     Section 13. GOVERNING LAW AND TIME.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time.

     Section 14. COUNTERPARTS.

                  This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to SoCo Capital and the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters, SoCo Capital and the Company in accordance with its terms.

            Very truly yours,

            THE SOUTHERN COMPANY


                          By:
                               -------------------------------
                               Title:


                          SOUTHERN COMPANY CAPITAL
                          FUNDING, INC.


                          By:
                               -------------------------------
                               Title:




CONFIRMED AND ACCEPTED,
as of the date first above written

GOLDMAN, SACHS & CO.


By:
   -----------------------------------------
           (Goldman, Sachs & Co.)

For itself and as Representative of the other Underwriters named in Schedule I hereto.

                                   SCHEDULE I

                                               Principal Amount of
Name of Underwriter                                   Notes

Goldman, Sachs & Co.                              $240,000,000
Barclays Capital Inc.                               32,000,000
Commerzbank Capital Markets Corp.                   32,000,000
First Union Securities                              32,000,000
J.P. Morgan Securities Inc.                         32,000,000
The Williams Capital Group, L.P.                    32,000,000
                                                    ----------

TOTAL:                                            $400,000,000
                                                  ============

                                                                  Schedule II


                                       [Letterhead of TROUTMAN SANDERS LLP]


                                                              ________ __,2002


Goldman, Sachs & Co., as Representative
85 Broad Street
New York, New York  10004


                     SOUTHERN COMPANY CAPITAL FUNDING, INC.
                       SERIES A____% SENIOR NOTES DUE ____

Ladies and Gentlemen:

                  We have acted as counsel to The Southern Company (the "Company") in connection with (i) the issuance and sale by Southern Company Capital Funding, Inc. ("SoCo Capital") of $400,000,000 aggregate principal amount of its Series A___% Senior Notes due _____ (the "Notes") pursuant to an Indenture dated as of __________, among SoCo Capital, the Company and The Bank of New York, as trustee, as supplemented by the First Supplemental Indenture dated as of __________ __, 2002 (collectively, the "Indenture"); and (ii) its issuance of a guarantee (the "Notes Guarantee") of the Notes pursuant to the terms of the Indenture. The Notes are being sold to you today pursuant to the terms of a Underwriting Agreement dated __________, 2002 (the "Underwriting Agreement"), among the Company and SoCo Capital and the underwriters named in
Schedule I thereto (the "Underwriters") for whom you are acting as Representative. This opinion is being delivered to you as Representative pursuant to Section 5(c)(1) thereof.

                  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                  In rendering the opinions expressed below, we have examined the Registration Statement on Form S-3 (Nos. 333-65178, 333-65178-01, 333-65178-02 and 333-65178-03) pertaining to the Notes (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act") and the prospectus dated ___________, 2001, as supplemented by a prospectus supplement dated __________, 2002 (the "Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2000, the Quarterly Reports on Form 10-Q of the Company for the quarters ended ________________________ and the Current Reports on Form 8-K of the Company dated _______________ (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Notes, of which we have examined specimens), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as to matters of New York law upon the opinion dated the date hereof rendered to you by Dewey Ballantine LLP, that:

                  1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has due corporate authority to conduct the business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Indenture and the Underwriting Agreement.

                  2. SoCo Capital has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware and has due corporate authority to conduct the business, as described in the Prospectus, to enter into and perform its obligations under the Underwriting Agreement and the Indenture and to issue the Notes.

                  3. The execution, delivery and performance by the Offerors of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Offerors.

                  4. All orders, consents or other authorizations or approvals of the Commission legally required for the issuance and delivery of the Notes and the Notes Guarantee have been obtained; such orders are sufficient for the issuance and delivery of the Notes and the Notes Guarantee; the issuance and delivery of the Notes and the Notes Guarantee conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any United States federal governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and delivery of the Notes and the Notes Guarantee in accordance with the terms of the Underwriting Agreement.

                  5. The Indenture has been duly authorized, executed and delivered by SoCo Capital and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of SoCo Capital, enforceable against SoCo Capital in accordance with its terms, subject to the qualifications that the enforceability of SoCo Capital's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and each of the Indenture and the Notes Guarantee conforms as to legal matters in all material respects to the description thereof in the Prospectus.

                  6. The Notes have been duly authorized and executed by SoCo Capital and, when authenticated by the Trustee in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of SoCo Capital, enforceable against SoCo Capital in accordance with their terms, subject to the qualifications that the enforceability of SoCo Capital's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Prospectus.

                  7. Each of the Indenture and the Notes Guarantee has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture and the Notes Guarantee may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes Guarantee conforms as to legal matters in all material respects to the description thereof in the Prospectus.

                  8. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

                  9. The execution, delivery and performance by the Company of the Indenture and the performance by the Company of the Notes Guarantee do not and will not result in any violation of the Certificate of Incorporation or the By-Laws of the Company, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under (A) any contract, indenture, mortgage, loan agreement, note, lease or any other agreement or instrument known to us to which the Company is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise) of the Company), (B) any existing applicable law, rule or regulation applicable to the Company (other than the securities or blue sky laws of any jurisdiction, as to which we express no opinion) or (C) any judgment, order or decree known to us of any government, governmental instrumentality, or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Company.

                  10. Neither the Company nor SoCo Capital is and, after giving effect to the offering and sale of the Notes, will be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 5, 6 and 7 above. In the course of the preparation by the Company of the Registration Statement, the Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with representatives of Arthur Andersen LLP and with your counsel. Based upon our examination of the Registration Statement, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of ___________, ____, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

                  We are members of the State Bar of Georgia and we do not express any opinion herein concerning any law other than the law of the State of Georgia and the federal law of the United States and, to the extent set forth herein, the laws of the States of Delaware and New York.

                  This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person without our prior written consent, except that Dewey Ballantine LLP may rely on this opinion in giving their opinion pursuant to Section 5(c) of the Underwriting Agreement insofar as such opinion relates to matters of Georgia law.

                              Yours very truly,


                              TROUTMAN SANDERS LLP

                                                               Schedule III

                     [Letterhead of Pillsbury Winthrop LLP]

                                                         __________ __, 2002

Goldman, Sachs & Co., as Representative
85 Broad Street
New York, New York  10004

                                      SOUTHERN COMPANY CAPITAL FUNDING, INC.
                     Series A____% Senior Notes due _______

Ladies and Gentlemen:

                  We have acted as counsel to The Bank of New York (the "Bank") in connection with (a) the Senior Note Indenture, dated as of February 1, 2002 (the "Original Indenture"), among The Southern Company (the "Company"), Southern Company Capital Funding, Inc. ("SoCo Capital") and the Bank, as Trustee and (b) the First Supplemental Indenture dated as of ___, 2002 (together with the Original Indenture, herein called the "Indenture"), among the Company, SoCo Capital and the Bank, as Trustee.

                  In that connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, records and other instruments as we have deemed necessary or appropriate for the purpose of this opinion, including copies of the Indenture and certain resolutions adopted by the Board of Directors of the Bank.

                  Based upon the foregoing, we are of the opinion that:

                         (i) the Bank has been duly incorporated and is validly
existing as a banking corporation in good standing under the laws of the State of New York;

                         (ii)  the  Bank  has  the  corporate  trust power  and
authority to execute, deliver and perform its duties under the Indenture has duly executed and delivered the Indenture, and, insofar as the laws governing the trust powers of the Bank are concerned and assuming due authorization, execution and delivery thereof by SoCo Capital and the Company, the Indenture constitutes a legal, valid and binding agreement of the Bank, enforceable against the Bank in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law;

                           (iii)  the execution, delivery and performance by
the Bank of the Indenture do not conflict with or constitute a breach of the charter or bylaws of the Bank; and

                         (iv) no approval,  authorization or other action by, or
                    filing with, any governmental authority of the United
States of America or the State of New York having jurisdiction over the trust powers of the Bank is required in connection with the execution and delivery by the Bank of the Indenture or the performance by the Bank of its duties thereunder, except such as have been obtained, taken or made.

                  We are admitted to practice only in the State of New York, and we express no opinion as to matters governed by any laws other than the laws of the State of New York and the Federal law of the United States of America. We are furnishing this opinion to you solely for your benefit. This opinion is not to be relied upon by any other person or used, circulated, quoted or otherwise referred to for any other purpose.

                                                     Very truly yours,

                                                     PILLSBURY WINTHROP LLP

                                                                 Schedule IV



                                       [Letterhead of DEWEY BALLANTINE LLP]



                                                    __________ __, 2002

Goldman, Sachs & Co., as Representative
85 Broad Street
New York, New York  10004

                                      SOUTHERN COMPANY CAPITAL FUNDING, INC.
                     Series A______% Senior Notes due ______

Ladies and Gentlemen:

         In connection with (i) the issuance and sale by Southern Company Capital Funding, Inc. ("SoCo Capital") of $400,000,000 principal amount of its Series A____% Senior Notes due ___________ (the "Notes") pursuant to an Indenture dated as of __________, among Southern Company Capital Funding, Inc. ("SoCo Capital"), The Southern Company (the "Company"), and _________________, as trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of _______________, (collectively, the "Indenture"); and (ii) the Company's issuance of a guarantee (the "Notes Guarantee") of the Notes pursuant to the terms of the Indenture, we have acted as counsel to you and the other underwriters named in Schedule I (the "Underwriters") to the Underwriting Agreement dated __________, among the Company, SoCo Capital and the Underwriters for whom you are acting as Representative (the Underwriting Agreement"). This opinion is being delivered to you pursuant to Section 5(c)(3) thereof.

         All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

         In rendering the opinions expressed below, we have examined the Registration Statement on Form S-3 (Nos. 333-65178, 333-65178-01, 333-65178-02
and 333-65178-03) pertaining to the Notes (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act") and the related prospectus dated ___________, 2001, as supplemented by a prospectus supplement dated __________, 2002 (the "Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2000, the Quarterly Reports on Form 10-Q of the Company for the quarters ended ___________________ and the Current Reports on Form 8-K of the Company dated ___________________ (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Notes, of which we have examined specimens), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

         Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as aforesaid and as to all matters covered hereby which are governed by or dependent upon the laws of the State of Georgia upon the opinion of Troutman Sanders LLP dated the date hereof and addressed to you, that:

                  1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has due corporate authority to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Indenture and the Underwriting Agreement.

                  2. SoCo Capital has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware and has due corporate authority to conduct the business in which it is engaged and to own and operate the properties used by it in such business, to enter into and perform its obligations under the Underwriting Agreement and the Indenture and to issue the Notes.

                  3. The execution, delivery and performance by the Offerors of the Underwriting Agreement have been duly authorized by all necessary corporate action of the Offerors, and the Underwriting Agreement has been duly executed and delivered by the Offerors.

                  4. All orders, consents, or other authorizations or approvals of the Commission legally required for the issuance and delivery of the Notes and the Notes Guarantee have been obtained; such orders are sufficient for the issuance and delivery of the Notes and the Notes Guarantee; the issuance and delivery of the Notes and the Notes Guarantee conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any United States federal governmental body is legally required for the issuance and delivery of the Notes and the Notes Guarantee in accordance with the terms of the Underwriting Agreement.

                  5. The Indenture has been duly authorized, executed and delivered by SoCo Capital and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of SoCo Capital, enforceable against SoCo Capital in accordance with its terms, subject to the qualifications that the enforceability of SoCo Capital's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Prospectus.

                  6. The Notes have been duly authorized and executed by SoCo Capital and, when authenticated by the Trustee in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of SoCo Capital enforceable against SoCo Capital in accordance with their terms, subject to the qualifications that the enforceability of SoCo Capital's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Prospectus.

                  7. Each of the Indenture and the Notes Guarantee has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture and the Notes Guarantee may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes Guarantee conforms as to legal matters in all material respects to the description thereof in the Prospectus.

                  8. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 5, 6 and 7 above. In the course of the preparation by the Company of the Registration Statement, the Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with counsel for the Company, and with representatives of Arthur Andersen LLP. Based upon our examination of the Registration Statement, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of __________ 2002, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

         We are members of the State Bar of New York and we do not express any opinion herein concerning any law other than the law of the State of New York, the federal law of the United States, and to the extent set forth herein, the laws of the States of Delaware and Georgia.

         This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent, except that Troutman Sanders LLP may rely on this opinion in giving its opinions dated the date hereof pursuant to Section 5(c)(1) of the Underwriting Agreement and Sections 102, 302 and 904 of the Indenture, insofar as such opinions relate to matters of New York law.

                                                     Very truly yours,

                                                     DEWEY BALLANTINE LLP